POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Mosaic Equity Trust, a Massachusetts business trust, does hereby constitute and appoint JOHN RASHKE and CHRISTOPHER DANIELS, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22 day of July, 1997.


(signature)
Thomas S. Kleppe

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Mosaic Equity Trust, a Massachusetts business trust, does hereby constitute and appoint JOHN RASHKE and CHRISTOPHER DANIELS, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22 day of July, 1997.


(signature)
Frank E. Burgess

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Mosaic Equity Trust, a Massachusetts business trust, does hereby constitute and appoint JOHN RASHKE and CHRISTOPHER DANIELS, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22 day of July, 1997.

(signature)
James R. Imhoff, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Mosaic Equity Trust, a Massachusetts business trust, does hereby constitute and appoint JOHN RASHKE and CHRISTOPHER DANIELS, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and (3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22 day of July, 1997.

(signature)
Lorence D. Wheeler